Exhibit 10.11

INCREMENTAL INCREASE TO REVOLVER COMMITMENTS AND

AMENDMENT NUMBER TWO TO LOAN AND SECURITY AGREEMENT

This INCREMENTAL INCREASE TO REVOLVER COMMITMENTS AND AMENDMENT NUMBER TWO TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is dated as of November 19, 2019, and is entered into by and among VINTAGE WINE ESTATES, INC., a California corporation (“Borrower Agent”), each other Subsidiary of Borrower Agent party to the Loan Agreement referenced below (together with the Borrower Agent, each a “Borrower” and, collectively “Borrowers”), the financial institutions party hereto, and BANK OF THE WEST, as administrative agent for the Lenders (in such capacity, “Agent”).

RECITALS

WHEREAS, Borrowers, the Lenders, and the Agent are parties to that certain Loan and Security Agreement, dated as of July 18, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”).

WHEREAS, pursuant to Section 2.1.7 of the Loan Agreement, Borrowers have requested an increase in the aggregate Revolver Commitment in the amount of Fifteen Million Dollars ($15,000,000).

WHEREAS, in accordance with Section 2.1.7 of the Loan Agreement, Agent notified the Lenders of such requested increase and the Lenders signatory hereto (each an “Incremental Lender” and collectively “Incremental Lenders”) timely committed to such requested increase, subject to the terms and conditions of the Loan Agreement and this Amendment.

WHEREAS, Borrowers have also requested certain amendments to the Loan Agreement as set forth in more detail below, for which Agent has sought and obtained the consent of the Required Lenders, subject to the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties agree as follows:

1.             DEFINITIONS.  All terms which are defined in the Loan Agreement shall have the same definition when used herein unless a different definition is ascribed to such term under this Amendment, in which case, the definition contained herein shall govern.

2.             INCREMENTAL INCREASE TO REVOLVER COMMITMENTS.

2.1          Incremental Increase.  Subject to the terms and conditions of this Amendment, and in reliance upon the representation and warranties of the Borrowers in this Amendment, in the Loan Agreement and in the other Loan Documents, each Incremental Lender agrees to increase its respective Revolver Commitment by the amount set forth in the chart immediately below (collectively the “Incremental Revolver Commitments”):

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Incremental Lender	Incremental Increase in Revolver Commitment
Bank of Hope	$10,300,000.00
AgCountry Farm Credit Services, PCA	$2,500,000.00
Rabo Agrifinance LLC	$2,200,000.00
TOTAL:	$15,000,000.00

2.2          Terms.  Any incremental Revolver Loans made in connection with the Incremental Revolver Commitments shall be subject to, and made in accordance with, the terms and conditions of the Loan Agreement applicable to all Revolver Loans.

2.3          Replace Schedule 1.1.  Effective as of the date of this Amendment, and in accordance with Section 2.1.7 of the Loan Agreement, Schedule 1.1 attached to the Loan Agreement is deleted and replaced with Schedule 1.1 attached to this Amendment.

3.             AMENDMENTS.  The Loan Agreement is hereby amended as follows:

3.1          Section 6.5(d) of the Loan Agreement is hereby deleted in its entirety.

3.2          Section 10.1.7(a) of the Loan Agreement is hereby amended and restated to read in full as follows:

(a)         With respect to the Properties and business of any Obligor and its Subsidiaries of such type (including product liability, workers’ compensation, larceny, embezzlement, or other criminal misappropriation insurance), in such amounts, and with such coverages and deductibles as are customary for companies similarly situated); and

4.             CONDITIONS PRECEDENT TO INCREMENTAL INCREASE.

4.1          Pursuant to Sections 2.1.7(e), 6.4(a) and 6.4(e) of the Loan Agreement,  Borrowers represent and warrant to Agent and the Incremental Lenders that no Default or Event of Default exists prior to, or will result from, giving effect to the increased Revolver Commitments described herein, including without limitation any Event of Default under Sections 11.1(a) and 11.1(j) of the Loan Agreement.

4.2          Pursuant to Sections 6.4(b) and 6.4(f) of the Loan Agreement, Borrowers represent and warrant to Agent and the Incremental Lender that all representations and warranties of any Obligor in the Loan Documents is true and correct in all material respects (provided that if a representation or warranty is by its terms already subject to a materiality qualifier, it shall not be further subject to the foregoing materiality qualifier) on the date hereof, and upon effect to, the increased Revolver Commitments described herein.

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4.3          Pursuant to Section 6.4(c) of the Loan Agreement, Borrowers represent and warrant to Agent and the Incremental Lenders that no event has occurred nor do any circumstances exist that has or could reasonably expected to have a Material Adverse Effect.

5.             CONDITIONS PRECEDENT TO EFFECTIVENESS OF AMENDMENT.  This Amendment shall be effective only upon Agent’s receipt of counterparts to this Amendment,  duly executed by the Agent, the Borrowers and the Lenders party hereto.

6.             REPRESENTATIONS AND WARRANTIES.  Borrowers hereby affirm to Agent and the Lenders that all of Borrowers’ representations and warranties set forth in the Loan Agreement are true and correct in all material respects (or all respects if already qualified by materiality) as of the date hereof (except for any representations and warranties that expressly relate to an earlier date).

7.             LIMITED EFFECT.  Except for the specific amendments contained in this Amendment, the Loan Agreement and other Loan Documents shall remain unchanged and in full force and effect.

8.             MISCELLANEOUS; INCORPORATION BY REFERENCE.  This Amendment is one of the Loan Documents, as defined in the Loan Agreement.  Section 14 of the Loan Agreement is incorporated herein by this reference, mutatis mutandis.

9.             COUNTERPARTS.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original.  All such counterparts, taken together, shall constitute but one and the same Amendment.

[Signatures are on the following pages]

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IN WITNESS WHEREOF, this Amendment has been executed and delivered as of the date set forth above.

BORROWERS:

VINTAGE WINE ESTATES, INC.,
a California corporation

By:	/s/ Patrick Roney
Name:	Patrick Roney
Title:	President

GROVE ACQUISITION, LLC,
a California limited liability company

By:	/s/ Patrick Roney
Name:	Patrick Roney
Title:	Manager

GIRARD WINERY LLC,
a California limited liability company

By:	/s/ Patrick Roney
Name:	Patrick Roney
Title:	Manager

MILDARA BLASS INC.,
a California corporation

By:	/s/ Patrick Roney
Name:	Patrick Roney
Title:	President

Incremental Increase to Revolver Commitments and
Amendment Number Two to Loan and Security Agreement

SPLINTER GROUP NAPA, LLC,
a California limited liability company

By:	/s/ Patrick Roney
Name:	Patrick Roney
Title:	Manager

SABOTAGE WINE COMPANY, LLC,
a California limited liability company

By:	/s/ Patrick Roney
Name:	Patrick Roney
Title:	Manager

GROUNDED WINE PROJECT, LLC,
a California limited liability company

By:	/s/ Patrick Roney
Name:	Patrick Roney
Title:	Manager

MASTERCLASS MARKETING LLC,
a California limited liability company

By:	/s/ Patrick Roney
Name:	Patrick Roney
Title:	Manager

Incremental Increase to Revolver Commitments and
Amendment Number Two to Loan and Security Agreement

AGENT:

BANK OF THE WEST,
as Agent

By:	/s/ Darren Jung
Name:	Darren Jung
Title:	Vice President

Incremental Increase to Revolver Commitments and
Amendment Number Two to Loan and Security Agreement

REQUIRED LENDERS:

BANK OF THE WEST,
as a Lender

By:	/s/ Kari Prichard
Name:	Kari Prichard
Title:	Relationship Manager, VP

Incremental Increase to Revolver Commitments and
Amendment Number Two to Loan and Security Agreement

CITY NATIONAL BANK,
as a Lender

By:	/s/ City National Bank
Name:
Title:

Incremental Increase to Revolver Commitments and
Amendment Number Two to Loan and Security Agreement

COMERICA BANK, as a Lender

By:	/s/ Diana Fanoni
Name:	Diana Fanoni
Title:	AVP

Incremental Increase to Revolver Commitments and
Amendment Number Two to Loan and Security Agreement

AGCOUNTRY FARM CREDIT SERVICES, PCA, as a Lender

By:	/s/ Lisa Caswell
Name:	Lisa Caswell
Title:	Vice President

Incremental Increase to Revolver Commitments and
Amendment Number Two to Loan and Security Agreement

GREENSTONE FARM CREDIT SERVICES, ACA, as a Lender

By:	/s/ Jeff Pavlik
Name:	Jeff Pavlik
Title:	Managing Director

GREENSTONE FARM CREDIT SERVICES, FLCA, as a Lender

By:	/s/ Jeff Pavlik
Name:	Jeff Pavlik
Title:	Managing Director

Incremental Increase to Revolver Commitments and
Amendment Number Two to Loan and Security Agreement

COMPEER FINANCIAL PCA,
as a Lender

By:	/s/ Daniel J. Best
Name:	Daniel J. Best
Title:	Director, Capital Markets

Incremental Increase to Revolver Commitments and
Amendment Number Two to Loan and Security Agreement

RABO AGRIFINANCE LLC,
as a Lender

By:	/s/ Sandy Siebert
Name:	Sandy Siebert
Title:	Vice President

Incremental Increase to Revolver Commitments and
Amendment Number Two to Loan and Security Agreement

FEDERAL AGRICULTURAL MORTGAGE
CORPORATION, as a Lender

By:	/s/ Zachary Carpenter
Name:	Zachary Carpenter
Title:	Executive Vice President - Chief Business Officer

Incremental Increase to Revolver Commitments and
Amendment Number Two to Loan and Security Agreement

BANK OF HOPE,
as a Lender

By:	/s/ Ryan Parker
Name:	Ryan Parker
Title:	First Vice President

Incremental Increase to Revolver Commitments and
Amendment Number Two to Loan and Security Agreement

SCHEDULE 1.1

COMMITMENTS OF LENDERS

Lender	Revolver Commitment	Letter of Credit Sublimit	Term Loan Commitment	Capital Expenditure Loan Commitment	Total Commitments
Bank of the West	$72,835,820.89	$7,283,582.09	$19,776,119.41	$22,388,059.70	$115,000,000.00
City National Bank	$27,611,940.30	$2,761,194.03	$14,925,373.13	$7,462,686.57	$50,000,000.00
Rabo AgriFinance LLC	$29,811,940.30	$2,981,194.03	$14,925,373.13	$7,462,686.57	$52,200,000.00
AgCountry Farm Credit Services, PCA	$27,350,746.27	$2,735,074.63	$13,432,835.82	$6,716,417.91	$47,500,000.00
Federal Agricultural Mortgage Corporation	$0.00	$0.00	$25,000,000.00	$0.00	$25,000,000.00
Bank of Hope	$20,300,000.00	$2,030,000.00	$0.00	$0.00	$20,300,000.00
Compeer Financial PCA	$8,283,582.09	$828,358.21	$4,477,611.94	$2,238,805.97	$15,000,000.00
Comerica Bank	$8,283,582.09	$828,358.21	$4,477,611.94	$2,238,805.97	$15,000,000.00
Greenstone Farm Credit Services, PCA and Greenstone Farm Credit Services, FLCA	$5,522,388.06	$552,238.81	$2,985,074.63	$1,492,537.31	$10,000,000.00
TOTAL	$200,000,000	$20,000,000	$100,000,000	$50,000,000	$350,000,000

COMMITMENTS OF LENDERS PRO RATA

Lender	Revolver Commitment	Letter of Credit Sublimit	Term Loan Commitment	Capital Expenditure Loan Commitment	Total Commitments
Bank of the West	36.417910445%	36.417910445%	19.776119410%	44.776119400%	32.857142857%
City National Bank	13.805970150%	13.805970150%	14.925373130%	14.925373140%	14.285714286%
Rabo AgriFinance LLC	14.905970150%	14.905970150%	14.925373130%	14.925373140%	14.914285714%
AgCountry Farm Credit Services, PCA	13.675373135%	13.675373135%	13.432835820%	13.432835820%	13.571428571%
Federal Agricultural Mortgage Corporation	0.000000000%	0.000000000%	25.000000000%	0.000000000%	7.142857143%
Bank of Hope	10.150000000%	10.150000000%	0.000000000%	0.000000000%	5.800000000%
Compeer Financial PCA	4.141791045%	4.141791045%	4.477611940%	4.477611940%	4.285714286%
Comerica Bank	4.141791045%	4.141791045%	4.477611940%	4.477611940%	4.285714286%
Greenstone Farm Credit Services, PCA and Greenstone Farm Credit Services, FLCA	2.761194030%	2.761194030%	2.985074630%	2.985074620%	2.857142857%
TOTAL	100.000000000%	100.000000000%	100.000000000%	100.000000000%	100.000000000%